UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2019

EyePoint Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street Watertown, MA		02472
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

The board of directors of EyePoint Pharmaceuticals, Inc. (the “Company”) has established Tuesday, June 25, 2019 as the date of the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). Because the date of the 2019 Annual Meeting has been advanced by more than 30 days from the anniversary of the date of the Company’s last annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change.

Stockholders of record at the close of business on April 26, 2019 will be entitled to vote at the 2019 Annual Meeting. The 2019 Annual Meeting will be held at the Company’s Corporate Headquarters, 480 Pleasant Street, Watertown, Massachusetts 02472 at 9:00 a.m., local time. Because the date of the 2019 Annual Meeting has been changed by more than 30 days from the anniversary of the date of the last annual meeting of stockholders, new deadlines have been set for submission of proposals by stockholders intended to be presented at the 2019 Annual Meeting and included in the Company’s proxy statement for the 2019 Annual Meeting.

In accordance with Rule 14a-8 under the Exchange Act, if a stockholder wishes to present a proposal for inclusion in the proxy materials for the 2019 Annual Meeting, the Company’s Corporate Secretary must receive written notice of such proposal at the Company’s executive offices no later than the close of business on March 27, 2019, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must (i) meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2019 Annual Meeting and (ii) contain the information specified in, and otherwise comply with, the Company’s bylaws.

Pursuant to the advance notice procedures set forth in the Company’s bylaws, stockholders who wish to bring business before the 2019 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director (collectively, a “Proposal”) must ensure that written notice of a Proposal is timely submitted to the Company. Pursuant to the Company’s bylaws, in order for a Proposal to be properly submitted for presentation at the 2019 Annual Meeting, the Company’s Corporate Secretary must receive written notice of such Proposal at the Company’s executive offices prior to the close of business on March 27, 2019. All Proposals must contain the information specified in, and otherwise comply with, the Company’s bylaws. Proposals must be delivered, by personal delivery or United States mail, postage prepaid, to: Corporate Secretary, EyePoint Pharmaceuticals, Inc., 480 Pleasant Street, Watertown, Massachusetts 02472.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EyePoint Pharmaceuticals, Inc.

Date: January 4, 2019	By:	/s/ Nancy Lurker
	Name:	Nancy Lurker
	Title	President and Chief Executive Officer